KAYNE ANDERSON MUTUAL FUNDS


                       Supplement dated September 22, 1998
                         to Prospectus dated May 1, 1998



For shareholders and prospective shareholders of the Kayne Anderson Small-Mid Cap Rising Dividends Fund only:

         Beginning September 22, 1998, this Fund changed its name to the Kayne Anderson Small Cap Rising Dividends Fund. This Fund's investment objective of long-term capital appreciation, with dividend income as a secondary consideration, has not changed. The Adviser will continue to follow its "rising dividends" philosophy for the Fund.

         Under normal market conditions, the Fund will now seek to maintain a weighted average market capitalization within the range for small capitalization companies, but typically at the very highest segment of the range. As stated in the prospectus, the Adviser currently considers small cap companies to be those companies having market capitalizations up to approximately $1 billion.

         Because the Fund will seek to maintain an average market capitalization for its portfolio companies of approximately $1 billion, fluctuations in the market value for some of those portfolio companies may cause this Fund to exceed (or fall below) that target temporarily. The Fund remains able to invest in companies having market capitalizations of up to $3 billion (at the time of investment) while being mindful of its target portfolio average of approximately $1 billion.